                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported):  April 16, 2001


                              AMNIS SYSTEMS INC.
                          (Formerly Graffiti-X, Inc.)
            (Exact name of registrant as specified in its charter)

                                   Delaware
                                   --------
                (State or other jurisdiction of incorporation)

                                   000-29645
                                   ---------
                           (Commission File Number)

                                  33-0821967
                                  ----------
                     (IRS Employer Identification Number)

               3450 Hillview Avenue, Palo Alto, California 94304
               -------------------------------------------------
         (Address of principal executive offices, including zip code)

                                (650) 855-0200
                                --------------
             (Registrant's telephone Number, including area code)

                619 Serrano Lane, Chula Vista, California 91910
                -----------------------------------------------
         (Former name or former address, if changed since last report)

================================================================================

Item 2.  Acquisition or Disposition of Assets.

     Pursuant to an Agreement and Plan of Merger dated as of September 11, 2000 and as amended as of January 11, 2001 (collectively, the "Merger Agreement") by and among Optivision, Inc., a California corporation ("Optivision"), us, and ASI Acquisition, Inc., a California corporation and our wholly-owned subsidiary, and, as a result of the filing of an agreement of merger with the Secretary of State of the State of California on April 16, 2001 (the "Effective Time"), TTS Acquisition, Inc., a California corporation and our wholly-owned subsidiary, was merged (the "Merger") with and into Optivision with Optivision continuing as the surviving corporation and our wholly-owned subsidiary.

     As a result of the Merger, the former security holders of Optivision acquired 40.41% of our outstanding common stock and 59.65% of our common stock on a fully-diluted basis, all as more fully described below.

     Pursuant to the terms of the Merger Agreement, by virtue of the Merger, at the Effective Time and without any action on the part of the holders thereof:

     (1) Each issued and outstanding share of Optivision common stock, other than shares to be cancelled in accordance with the Merger Agreement and shares held by holders who have properly exercised appraisal rights with respect thereto, was converted into the right to receive 0.10 shares of our common stock, par value $.0001 per share, rounded to the nearest whole share;

     (2) Each outstanding but unexercised option to purchase common stock of Optivision was converted into an option to acquire the number of shares of our common stock equal to the product of 0.10 multiplied by the number of shares of Optivision common stock that would have been obtained before the Merger upon the exercise of such Optivision option, rounded to the nearest whole share; and

     (3) Each outstanding warrant to purchase common stock of Optivision was converted into a warrant to acquire the number of shares of our common stock equal to the product of 0.10 multiplied by the number of shares of Optivision common stock that would have been obtained before the Merger upon the exercise of such Optivision warrant, rounded to the nearest whole share.

     The issuance of our common stock under the Merger Agreement was not registered under the Securities Act of 1933, as amended (the "Securities Act"), in reliance upon the exemption contained in Section 3(a)(10) of the Securities Act. As a result of the hearing held on January 24, 2001 before the California Commissioner of Corporations as to the fairness of the terms and conditions of the issuance of our securities in exchange for the securities of Optivision pursuant to the Merger Agreement, the Commissioner approved the terms and conditions of the issuance and exchange and issued a permit authorizing such issuance and exchange in accordance with the California Corporate Securities Laws of 1968, as amended.

     We intend to file a registration statement on Form S-8 with the Commission with respect to the shares of our common stock issuable upon exercise of our options into which Optivision options have been converted as a result of the Merger and which are eligible for registration on such registration statement on Form S-8.

Item 7.  Financial Statements and Exhibits.

(a)  Financial Statements of businesses acquired.

     The audited balance sheet of Optivision as of December 31, 2000 and statement of operations, stockholders' deficit and cash flows for the eight months then ended, together with the report of Hood & Strong LLP thereon, and the unaudited statement of operations and cash flow for the eight months ended December 31, 1999, are contained on pages F-2 through F-22 of this report and are incorporated herein by reference. In addition, the audited balance sheets of Optivision as of April 30, 2000 and 1999 and statement of operations, stockholders' deficit and cash flows for the fiscal years then ended, together with the report of Hood & Strong LLP thereon, are contained on pages F-23 through F-42 of this report and are incorporated herein by reference.

(b)   Pro forma financial information.

      Pro forma financial information will be filed by amendment to this report.

(c)  Exhibits.

Exhibit 2.1 Agreement and Plan of Merger dated as of September 11, 2000 by and among Optivision, Inc., Amnis Systems Inc., and ASI Acquisition, Inc. (incorporated by reference to Exhibit 2.1 of Amnis Systems Inc.'s Annual Report on Form 10-KSB as filed on April 2, 2001)

Exhibit 2.2 Amendment to Agreement and Plan of Merger dated as of January 11, 2001 among the Issuer, Optivision, Inc. and ASI Acquisition, Inc. (incorporated by reference to Exhibit 2.2 of Amnis Systems Inc.'s Annual Report on Form 10-KSB as filed on April 2, 2001)

Exhibit 10.2* Optivision 1997 Stock Plan as adopted as of February 6, 2001 by
              Amnis Systems Inc.

_________________
*         Management contract or compensatory plan or arrangement

                                  SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned.


                                   AMNIS SYSTEMS INC.

Date:  May 1, 2001                 By: /s/ Michael A. Liccardo
                                   ---------------------------
                                   Michael A. Liccardo
                                   President and Chief Executive Officer

                         INDEX TO FINANCIAL STATEMENTS

Financial Statements of Optivision, Inc.

Report of Independent Auditors.....................................         F-1
Balance Sheet as of December 31, 2000..............................         F-2
Statement of Operations for the eight months
  ended December 31, 2000..........................................         F-3
Statement of Stockholders' Deficit for the eight months
  ended December 31, 2000..........................................         F-4
Statement of Cash Flows for the eight months
  ended December 31, 2000..........................................         F-5
Notes to Financial Statements......................................  F-6 to F-19

Report of Independent Auditors.....................................         F-20
Statement of Operations for the eight months
  ended December 31, 2000 and 1999 (unaudited).....................         F-21
Statement of Cash Flows for the eight months
  ended December 31, 2000 and 1999 (unaudited).....................         F-22

Report of Independent Auditors.....................................         F-23
Balance Sheets as of April 30, 2000 and 1999.......................         F-24
Statement of Operations for the fiscal years
  ended April 30, 2000 and 1999....................................         F-25
Statement of Stockholders' Deficit for the fiscal years
  ended April 30, 2000 and 1999....................................         F-26
Statement of Cash Flows for the fiscal years
  ended April 30, 2000 and 1999....................................         F-27
Notes to Financial Statements...................................... F-28 to F-40

Independent Auditors' Report


BOARD OF DIRECTORS
Optivision, Inc.
Palo Alto, California

We have audited the accompanying balance sheet of Optivision, Inc. as of December 31, 2000, and the related statements of operations, stockholders' deficit, and cash flows for the eight months then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with accounting principles generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Optivision, Inc. as of December 31, 2000, and the results of its operations and its cash flows for the eight months then ended in conformity with accounting standards generally accepted in the United States.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has incurred a net loss of $3,908,098 in the eight months ended December 31, 2000 and has a stockholders' deficit of $7,190,727 and a working capital deficit of $7,810,199 at December 31, 2000. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



February 23, 2001 (except for Note 3 as to which the date is
                   March 30, 2001)

                                                           /s/ Hood & Strong LLP

                                                                Optivision, Inc.

                                                                   Balance Sheet

====================================================================================
December 31, 2000
------------------------------------------------------------------------------------
Assets

Current Assets:
   Cash and cash equivalents                                           $     214,766
   Accounts receivable, net of allowance for doubtful accounts of
    $262,725                                                                 640,388
   Inventories                                                             1,106,649
   Prepaid expenses and other                                                 44,780
------------------------------------------------------------------------------------

      Total current assets                                                 2,006,583
------------------------------------------------------------------------------------

Property and Equipment:
   Machinery and equipment                                                 2,073,292
   Demonstration equipment                                                   459,921
   Furniture and fixtures                                                    548,810
   Leasehold improvements                                                    351,565
------------------------------------------------------------------------------------

                                                                           3,433,588

   Less:  Accumulated depreciation and amortization                       (3,047,386)
------------------------------------------------------------------------------------

      Property and equipment, net                                            386,202
------------------------------------------------------------------------------------

Deposits                                                                      93,270
Debt Issue Costs                                                             140,000
------------------------------------------------------------------------------------

                                                                       $   2,626,055
------------------------------------------------------------------------------------

Liabilities and Stockholders' Deficit

Current Liabilities:
   Notes payable                                                       $      83,042
   Financing obligations collateralized by accounts receivable             1,138,598
   Stockholders' notes payable                                             1,572,197
   Accounts payable - moratorium                                           1,575,673
   Accounts payable - other                                                  868,808
   Convertible debt                                                        2,800,000
   Deferred rent                                                             199,195
   Accrued liabilities                                                     1,531,450
   Deferred revenue                                                           47,819
------------------------------------------------------------------------------------

       Total current liabilities                                           9,816,782


Stockholders' Deficit:
   Common stock, no par value:
   Authorized - 100,000,000 shares
   Issued and outstanding - 25,493,689 shares                              7,016,377
   Accumulated deficit                                                   (14,207,104)
------------------------------------------------------------------------------------

       Total stockholders' deficit                                        (7,190,727)
------------------------------------------------------------------------------------

       Total liabilities and stockholder's deficit                    $    2,626,055
------------------------------------------------------------------------------------

2
        The accompanying notes are an integral part of this statement.       F-2

                                                                Optivision, Inc.

                                                         Statement of Operations

--------------------------------------------------------------------------------

For the Eight Months Ended December 31, 2000
------------------------------------------------------------------------------------------------

Sales                                                                            $    2,300,334

Cost of Goods Sold                                                                    1,628,541
------------------------------------------------------------------------------------------------

         Gross margin                                                                   671,793

Operating Expenses
     Research and development                                                         1,305,320
     Sales and marketing                                                              1,682,571
     General and administrative                                                       1,324,102
------------------------------------------------------------------------------------------------

                                                                                      4,311,993
------------------------------------------------------------------------------------------------

         Loss from operations                                                       (3,640,200)

Other Income (Expense)
     Interest expense, net                                                            (271,888)
     Other, net                                                                          3,990
------------------------------------------------------------------------------------------------

         Total other (expense)                                                        (267,898)
------------------------------------------------------------------------------------------------

         Net loss                                                                $  (3,908,098)
------------------------------------------------------------------------------------------------

Basic Loss per Common Share                                                      $      (0.164)
------------------------------------------------------------------------------------------------

Dilutive Loss Per Common Share                                                   $      (0.057)
------------------------------------------------------------------------------------------------

            The accompanying notes are an integral part of this statement.  F-3

                                Optivision, Inc.

                       Statement of Stockholders' Deficit


===============================================================================================================================
 For the Eight Months Ended December 31, 2000
-------------------------------------------------------------------------------------------------------------------------------

                                             Convertible
                                           Preferred Stock              Common Stock                                 Total
                                     ---------------------------   --------------------------    Accumulated      Stockholders'
                                       Shares          Amount        Shares         Amount         Deficit      Equity (Deficit)
                                     ----------     ------------   ----------     -----------   -------------   ----------------
Balance, April 30, 2000              3,100,730     $  6,033,241    9,037,758     $  481,053    $(10,299,006)    $  (3,784,712)

  Exercise of common stock options                                    22,201           2,083                            2,083

  Conversion of stockholder debt                                  13,333,000         500,000                          500,000

  Conversion of preferred stock     (3,100,730)      (6,033,241)   3,100,730       6,033,241

  Net loss                                                                                       (3,908,098)       (3,908,098)
                                    ----------     ------------   ----------     -----------   -------------    -------------
Balance, December 31, 2000                   0     $          0   25,493,689     $ 7,016,377   $(14,207,104)    $  (7,190,727)
                                    ==========     ============   ==========     ===========   =============    =============


        The accompanying notes are an integral part of this statement.

                                                                Optivision, Inc.

                                                         Statement of Cash Flows

--------------------------------------------------------------------------------

For the Eight Months Ended December 31, 2000
------------------------------------------------------------------------------------------------------------------------------------
Cash Flows from Operating Activities:
    Net loss                                                                                                           $(3,908,098)
    Adjustments to reconcile net loss to net cash used in
     operating activities:
      Depreciation and amortization                                                                                        330,291
      Provision for doubtful accounts                                                                                      (17,275)
      Provision for excess and obsolete inventories                                                                         99,300
    Decrease in accounts receivable                                                                                         85,718
    Increase in inventories                                                                                               (570,181)
    Decrease in prepaid expenses and other assets                                                                           52,221
    Increase in deposits                                                                                                    (8,380)
    Increase in accounts payable                                                                                           170,526
    Increase in accrued liabilities                                                                                        348,937
    Decrease in deferred revenue                                                                                           (44,227)
    Decrease in deferred rent                                                                                              (38,350)
------------------------------------------------------------------------------------------------------------------------------------

                             Net cash used in operating activities                                                      (3,499,518)
------------------------------------------------------------------------------------------------------------------------------------

Cash Flows from Investing Activities:
    Purchases of property and equipment                                                                                    (68,967)
------------------------------------------------------------------------------------------------------------------------------------

                             Net cash used in investing activities                                                         (68,967)
------------------------------------------------------------------------------------------------------------------------------------

Cash Flows from Financing Activities:
    Payments onbank overdraft                                                                                              (65,925)
    Borrowings from stockholders                                                                                           895,000
    Proceeds from financing obligations collateralized by
       accounts receivable                                                                                                 736,496
    Payments on financing obligations collateralized
       by accounts receivable                                                                                             (560,704)
    Proceeds from issuance of common stock                                                                                   2,083
    Payment on notes payable                                                                                               (85,646)
    Borrowings on convertible debt                                                                                       2,800,000
------------------------------------------------------------------------------------------------------------------------------------

                             Net cash provided by financing activities                                                   3,721,304
------------------------------------------------------------------------------------------------------------------------------------

                             Net increase in cash and cash equivalents                                                     152,819

Cash and Cash Equivalents, beginning of period                                                                              61,947
------------------------------------------------------------------------------------------------------------------------------------

Cash and Cash Equivalents, end of period                                                                               $   214,766
------------------------------------------------------------------------------------------------------------------------------------

Supplemental Disclosures:
    Income taxes paid                                                                                                  $       800
    Interest paid                                                                                                      $   107,135
------------------------------------------------------------------------------------------------------------------------------------

Supplemental Schedule of Non-Cash Financing Activities:
    Debt issue costs included in accounts payable                                                                      $   140,000
------------------------------------------------------------------------------------------------------------------------------------

    Preferred stock - common stock conversion                                                                          $ 6,033,241
------------------------------------------------------------------------------------------------------------------------------------

    Shareholder debt - common stock conversion                                                                         $   500,000
------------------------------------------------------------------------------------------------------------------------------------

            The accompanying notes are an integral part of this statement.   F-5

                                                                Optivision, Inc.

                                                   Notes to Financial Statements

--------------------------------------------------------------------------------

Note 1      Description of Company       Optivision, Inc. (the Company), a
                                         California corporation, develops,
                                         manufactures and delivers networked
                                         streaming video solutions for high
                                         quality video creation, management and
                                         distribution. The Company's network
                                         video products are distributed
                                         worldwide both directly and through
                                         leading industry partners.

                                         Optivision's products are used in
                                         diverse applications such as distance
                                         learning, corporate training, video
                                         courier services, telemedicine,
                                         surveillance and visual collaboration.

                                         The Company is subject to a number of
                                         business risks affecting companies at a
                                         similar stage of development, including
                                         competition from companies with greater
                                         resources and alternative technologies,
                                         the ability to obtain financing to fund
                                         future operations, dependence on new
                                         product introductions in a rapidly
                                         changing technological environment,
                                         dependence on a limited number of
                                         customers, dependence on key employees
                                         and the ability to attract and retain
                                         additional qualified personnel.

                                         Effective May 1, 2000 the Company has
                                         elected to change the ending date of
                                         its fiscal year from April 30 to a
                                         calendar year end of December 31 to
                                         facilitate the merger discussed in Note
                                         3.

                                         The accompanying financial statements
                                         have been prepared assuming that the
                                         Company will continue as a going
                                         concern. The Company incurred a net
                                         loss of $3,908,098 for the eight months
                                         ended December 31, 2000, and has a
                                         working capital deficit of $7,810,199
                                         at December 31, 2000. These factors
                                         raise substantial doubt about the
                                         Company's ability to continue as a
                                         going concern. During the eight months
                                         ended December 31, 2000, the Company
                                         entered into an agreement with its
                                         creditors to settle outstanding
                                         obligations shown on the balance sheet
                                         as "Accounts payable - moratorium" at a
                                         rate of $0.35 per dollar outstanding.
                                         An original balance of $1,675,673 of
                                         accounts payable was subject to this
                                         agreement. Since the acceptance of this
                                         agreement the Company has paid $100,000
                                         toward the outstanding balance.
                                         Additionally a stockholder converted a
                                         loan into common stock investment and
                                         the Company entered a merger
                                         arrangement that will provide some
                                         funding for operations and payments of
                                         obligations (see Note 3). There is no
                                         assurance that the Company will be able
                                         to achieve successful operations,
                                         obtain sufficient financing or obtain a
                                         line of credit. The accompanying
                                         financial statements do not include any
                                         adjustments that might result from the
                                         outcome of these uncertainties.

                                                                Optivision, Inc.

                                                   Notes to Financial Statements
                                                                     (Continued)
--------------------------------------------------------------------------------

Note 2      Summary of Significant       Use of Estimates in the Preparation of
            Accounting Policies          Financial Statements

                                         The preparation of financial statements
                                         in conformity with generally accepted
                                         accounting principles requires
                                         management to make estimates and
                                         assumptions that affect the reported
                                         amounts of assets and liabilities and
                                         disclosure of contingent assets and
                                         liabilities at the date of the
                                         financial statements and the reported
                                         amounts of revenues and expenses during
                                         the period. The Company has made an
                                         estimate of additional costs related to
                                         disallowable items that may arise from
                                         the completion of certain audits of the
                                         Company's Small Business Innovation
                                         Research ("SBIR") grants. Due to the
                                         uncertainty related to the ultimate
                                         outcome of the audits, the estimate of
                                         additional costs is subject to change
                                         and actual results could be materially
                                         different from this estimate.

                                         Stock-Based Compensation

                                         The Financial Accounting Standards
                                         Board issued Statement of Financial
                                         Accounting Standards ("SFAS") No. 123,
                                         "Accounting for Stock-Based
                                         Compensation," in October 1995. SFAS
                                         No. 123 permits the use of either a
                                         fair value based method or the method
                                         defined in Accounting Principles Board
                                         ("APB") Opinion 25, "Accounting for
                                         Stock Issued to Employees," to account
                                         for stock-based compensation
                                         arrangements. Companies that elect to
                                         employ the valuation method provided in
                                         APB No. 25 are required to disclose the
                                         pro forma net income (loss) that would
                                         have resulted from the use of the fair
                                         value based method. The Company has
                                         elected to continue to determine the
                                         value of stock-based compensation
                                         arrangements under the provisions of
                                         APB No. 25 and, accordingly, it has
                                         included the pro forma disclosures
                                         required under SFAS No. 123 in Note 10.

                                         Cash and Cash Equivalents

                                         For the purpose of the balance sheet
                                         and the statement of cash flows, the
                                         Company considers all highly liquid
                                         investments purchased with an original
                                         maturity of three months or less to be
                                         cash equivalents.

                                                                Optivision, Inc.

                                                   Notes to Financial Statements
                                                                     (Continued)
--------------------------------------------------------------------------------

Note 2      Summary of Significant        Inventories
            Accounting Policies
            (Continued)                   Inventories are stated at the lower of
                                          cost (first-in, first-out) or market.
                                          Provision has been made to reduce
                                          obsolete inventories to their net
                                          realizable value. Inventories contain
                                          components and assemblies in excess of
                                          the Company's current estimated
                                          requirements and these are reserved
                                          for at December 31, 2000. Due to
                                          competitive and market pressures, it
                                          is reasonably possible that these
                                          estimates could change in the future.
                                          Inventories consist of the following:

                                          Raw materials                          $  326,491
                                          Work-in-process                           803,862
                                          Demonstration inventory                   125,596
                                                                                 ----------

                                                                                  1,255,949
                                          Reserve for inventory obsolescence
                                           and demonstration inventory
                                           refurbishing costs                      (149,300)
                                                                                 ----------

                                                                                 $1,106,649
                                                                                 ==========

                                       Certain of the Company's products contain components that are supplied by a limited number of third parties. While the Company has an inventory of these components, any significant prolonged shortage of these components, or the failure of these supplies to maintain or enhance these components could materially adversely affect the Company's results of operations.

                                       Property and Equipment

                                       Property and equipment are stated at
                                       cost. Depreciation and amortization are
                                       computed using the straight-line method
                                       over the estimated lives of the assets,
                                       which range from two to seven years.
                                       Amortization of leasehold improvements is provided on the straight-line basis over the lesser of the lease term or the estimated useful lives of the assets.

                                                                Optivision, Inc.

                                                   Notes to Financial Statements
                                                                     (Continued)
--------------------------------------------------------------------------------

Note 2      Summary of Significant        Revenue Recognition
            Accounting Policies
            (Continued)                   Revenues are generated from the sale
                                          of the Company's products to value
                                          added resellers, original equipment
                                          manufacturers and end users. The
                                          Company recognizes revenue from
                                          warranty contracts on a straight-line
                                          basis over the contractual period of
                                          the warranty.

                                          Advertising Costs

                                          The Company expenses all advertising
                                          costs, including direct response
                                          advertising costs, as they are
                                          incurred. There were no significant
                                          advertising expenses for the eight
                                          months ended December 31, 2000.

                                          Loss per Share

                                          The computation of loss per share is
                                          based on the weighted average number
                                          of shares outstanding during the
                                          period presented in accordance with
                                          Statement of Financial Accounting
                                          Standards No. 128, "Earnings Per
                                          Share" (See Note 9).

                                          Risks Due to Concentration of
                                          Significant Customers

                                          During the eight months ended December
                                          31, 2000, four customers accounted for
                                          44% of net revenues. As of December
                                          31, 2000 approximately 45% of accounts
                                          receivable were concentrated with five
                                          customers. To reduce credit risk
                                          relating to all customers, the Company
                                          performs ongoing credit evaluations of
                                          customers' financial conditions and
                                          limits the amount of credit extended
                                          when considered necessary, but
                                          generally requires no collateral on
                                          product sales. The Company maintains
                                          allowances for sales returns,
                                          estimated bad debt losses, and for
                                          unallowable costs on government grants
                                          to address potential undetected credit
                                          risks.

                                                                Optivision, Inc.

                                                   Notes to Financial Statements
                                                                     (Continued)
--------------------------------------------------------------------------------

Note 2      Summary of Significant       New Pronouncements
            Accounting Policies
            (Continued)                  In June 1998, the Financial Accounting
                                         Standards Board ("FASB") issued
                                         Statement of Financial Accounting
                                         Standards ("SFAS") No. 133, "Accounting
                                         for Derivative Instruments and Hedging
                                         Activities" ("SFAS No. 133"). SFAS 133
                                         requires the recognition of fair value
                                         of all derivative instruments on the
                                         balance sheet. Subsequent to the
                                         issuance of SFAS 133, the FASB received
                                         many requests to clarify certain issues
                                         causing difficulties in implementation.
                                         In June 2000, the FASB issued SFAS 138,
                                         which responds to those requests by
                                         amending certain provisions of SFAS
                                         133. These amendments include allowing
                                         foreign-currency denominated assets and
                                         liabilities to qualify for hedge
                                         accounting, permitting the offsetting
                                         of certain interentity foreign currency
                                         exposures that reduce the need for
                                         third-party derivatives and redefining
                                         the nature of interest rate risk to
                                         avoid sources of ineffectiveness. The
                                         Company is adopting SFAS 133 and the
                                         corresponding amendments under SFAS 138
                                         effective as of December 31, 2000. The
                                         impact of adopting SFAS 133, as amended
                                         by SFAS 138, is not significant.

                                         Historically, the Company has not
                                         entered into derivative contracts
                                         either to hedge existing risks or for
                                         speculative purposes. Accordingly, the
                                         Company does not expect the adoption of
                                         the new standard to have a material
                                         impact on the Company's financial
                                         position, results of operations, or
                                         cash flows.

                                         In March 2000, the FASB issued
                                         Interpretation No. 44 (FIN 44), Certain
                                         Transactions Involving Stock
                                         Compensation, an interpretation of APB
                                         Opinion No. 25. FIN 44 clarifies the
                                         application of Opinion No. 25 for (a)
                                         the definition of an employee for
                                         purposes of applying Opinion No. 25,
                                         (b) the criteria for determining
                                         whether a plan qualifies as a non-
                                         compensatory plan, (c) the accounting
                                         consequences of various modifications
                                         to the terms of a previously fixed
                                         stock option or award, and (d) the
                                         accounting for an exchange of stock
                                         compensation awards in a business
                                         combination. FIN 44 became effective
                                         July 2, 2000, but certain conclusions
                                         cover specific events that occur after
                                         either December 15, 1998, or January
                                         15, 2000. FIN 44 did not have a
                                         material impact on the Company's
                                         financial position, results of
                                         operations, or cash flows.

                                                                Optivision, Inc.

                                                   Notes to Financial Statements
                                                                     (Continued)
--------------------------------------------------------------------------------

Note 3      Subsequent Events            The Company plans to merge with Amnis
                                         Systems Inc. and Subsidiary (Amnis).
                                         Under the terms of the planned merger,
                                         each issued and outstanding share of
                                         Company common stock will be converted
                                         into the right to receive 0.10 shares
                                         of Amnis common stock rounded to the
                                         nearest whole share; each outstanding
                                         but unexercised option to purchase
                                         common stock of the Company will be
                                         converted into an option to acquire the
                                         number of shares of Amnis common stock
                                         equal to the product of 0.10 multiplied
                                         by the number of shares of Company
                                         common stock that would have been
                                         obtained before the merger rounded to
                                         the nearest whole share; each
                                         outstanding warrant to purchase common
                                         stock of the Company will be converted
                                         into a warrant to acquire the number of
                                         shares of Amnis common stock equal to
                                         the product of 0.10 multiplied by the
                                         number of shares of Company common
                                         stock that would have been obtained
                                         before the merger, rounded to the
                                         nearest whole share. Thereafter, all
                                         existing shares of the Company will
                                         cease to be outstanding and will be
                                         canceled and retired. Current
                                         shareholders of the Company can
                                         exercise appraisal rights prior to the
                                         merger closing and be paid for their
                                         shares at the appraisal value of their
                                         shares in lieu of participating in this
                                         merger. Additional information can be
                                         found in the Agreement and Plan of
                                         Merger with Amnis Systems Inc.

                                         Upon completion of the merger,
                                         Optivision will become a wholly-owned
                                         subsidiary of Amnis Systems Inc.

                                         Related to this the Company has
                                         obtained $2,000,000 in convertible loan
                                         and warrant financing. The Company has
                                         also entered into an arrangement to
                                         obtain up to an additional $5,000,000
                                         in new equity financing subject to
                                         completion of the merger.

Note 4      Accounts Receivable          In October, 1998, the Company entered a
            Financing                    financing arrangement with Pacific
                                         Business Funding whereby funds were
                                         provided to the Company in exchange for
                                         factoring accounts receivable. Funding
                                         was based on 80% of qualified
                                         receivables. The Company is liable for
                                         any uncollected receivables. As of
                                         December 31, borrowings under this
                                         agreement were $1,138,598. The Company
                                         has currently exceeded its credit limit
                                         available on this agreement. This
                                         amount is included on the balance sheet
                                         as "Financing obligations
                                         collateralized by account receivable".

                                                                Optivision, Inc.

                                                   Notes to Financial Statements
                                                                     (Continued)
--------------------------------------------------------------------------------

Note 5      Notes Payable                In prior years, the Company obtained
                                         equipment financing lines of $2,000,000
                                         and $1,000,000, respectively, through
                                         Venture Lending and Leasing, Inc. The
                                         full amount under both equipment
                                         financing lines was drawn down by the
                                         Company under two notes, one note for
                                         $2,000,000 and a second note for
                                         $1,000,000 (collectively, the "Notes").
                                         The Notes bear interest at 17%, are
                                         secured by equipment, fixtures and
                                         records, and contain certain covenants.
                                         The covenants include the requirement
                                         that the Company maintain compliance
                                         with the covenants included in the
                                         Company's revolving line of credit. The
                                         Company was not in compliance with the
                                         covenants contained in the revolving
                                         line of credit, and therefore the Notes
                                         are due on demand and have been
                                         reflected as a current liability in the
                                         accompanying financial statements.
                                         Based on the borrowing rates currently
                                         available to the Company, the carrying
                                         amount of the notes payable
                                         approximates their fair value.

Note 6      Stockholders' Notes Payable  Certain stockholders loaned the Company funds beginning in April of 1999 and
                                         through December 31, 2000. These loans
                                         were all due in one year and included
                                         interest rates of 10%. The carrying
                                         value of these notes payable
                                         approximates their fair value.

Note 7      Convertible Debt             During the eight months ended December
                                         31, 2000, seven individuals loaned the
                                         Company a total of $2,800,000 in
                                         exchange for unsecured promissory
                                         notes. The notes bear interest at 10%
                                         per annum and all principle and
                                         interest is due and payable on demand.
                                         These notes, with accrued interest, are
                                         convertible to common stock of the
                                         Company at $1 per share. The carrying
                                         value of these notes payable
                                         approximates their fair value.

                                                                Optivision, Inc.

                                                   Notes to Financial Statements
                                                                     (Continued)
--------------------------------------------------------------------------------

Note 8      Commitments and              Lease Commitments
            Contingencies
                                         The Company leases equipment, as well
                                         as office and manufacturing space,
                                         under non-cancelable capital and
                                         operating leases, which expire on
                                         various dates through August 2002. The
                                         lease agreement for one of the
                                         Company's office facilities provides
                                         for scheduled rent increases throughout
                                         the life of the lease. Rent expense
                                         under this agreement is being
                                         recognized on a straight-line basis
                                         over the term of the lease. The
                                         difference between the amounts paid and
                                         the amounts expensed for accounting
                                         purposes on the straight-line basis is
                                         classified as deferred rent in the
                                         accompanying balance sheet. Rental
                                         expense was approximately $827,200 for
                                         the eight months ended December 31,
                                         2000.

                                         Minimum rental payments under these
                                         leases are as follows:


                                                                            Capital   Operating
                                                                            --------  ----------

                                         2001                                $3,771   $1,067,500
                                         2002                                            636,705
                                                                             ------   ----------

                                         Future minimum lease
                                          payment                             3,771   $1,704,205
                                                                                      ==========

                                         Less amount representing
                                          interest (8% to 24%)                  (83)
                                                                             ------

                                         Present value of future minimum
                                          lease payments                     $3,688
                                                                             ======

                                                                Optivision, Inc.

                                                   Notes to Financial Statements
                                                                     (Continued)
--------------------------------------------------------------------------------

Note 8      Commitments and              The Company subleased a portion of its
            Contingencies (Continued)    leased facilities under an operating
                                         lease that is scheduled to expire
                                         September 1, 2001. Sublease income for
                                         the eight months ended December 31,
                                         2000 was $592,592.

                                         At December 31, 2000 the Company had
                                         $434,964 of capital lease assets with
                                         accumulated amortization of $268,666.
                                         Amortization expense for the eight
                                         months ended December 31. 2000 was
                                         $53,077.

                                         Provision for Contract Costs

                                         As of December 31, 2000, the Company
                                         has accrued a provision for contract
                                         costs of $125,264. The Company's SBIR
                                         contracts are subject to audit by the
                                         Defense Contract Audit Association
                                         ("DCAA") with respect to claims made by
                                         the Company under the SBIR contracts.
                                         The Company has made an estimate of the
                                         costs of disallowable items under the
                                         SBIR contracts that is based on
                                         management's best estimate of the
                                         ultimate settlement and management's
                                         review of the Company's claims and the
                                         regulations covering allowable items
                                         under SBIR contracts. Should the final
                                         settlement with the DCAA result in a
                                         significantly different liability from
                                         that accrued, the Company's operating
                                         results and financial condition could
                                         be materially and adversely affected.

                                         Guarantee to Federal Government for
                                         Contracts Assigned to ONI

                                         Certain government contracts were
                                         assigned to ONI as part of a spin-off
                                         during 1998. After the government has
                                         approved the assignment of contract to
                                         ONI, the Company as transferor, remains
                                         a guarantor of the successful
                                         completion of the contracts by ONI. As
                                         of April 30, 1998, the total contract
                                         value of contracts assigned to ONI, and
                                         subject to guarantee by the Company was
                                         $7,047,000. As of December 31, 2000 the
                                         Company has not determined which, if
                                         any, of these contracts have been
                                         closed and as a result, what is the
                                         amount of the reduced liability
                                         exposure.

                                                                Optivision, Inc.

                                                   Notes to Financial Statements
                                                                     (Continued)
--------------------------------------------------------------------------------

Note 9            Loss Per Share         The following information reflects the
                                         amount used in computing loss per
                                         share:

                                         Net loss                                              ($ 3,908,098)

                                         Effect of dilutive securities - interest
                                          savings, net of tax effect                                174,381
                                                                                               ------------

                                         Numerator for diluted loss per share -
                                          adjusted for interest savings, net of
                                          tax effect                                           ($ 3,733,717)
                                                                                               ============

                                         Denominator for basic loss per share -
                                          weighted average shares                                23,839,216

                                         Effect of dilutive securities -
                                          employee stock options and
                                          unvested restricted shares                             41,993,653
                                                                                               ------------

                                         Denominator for diluted loss per share
                                          - weighted average shares adjusted
                                          for dilutive securities                                65,832,869
                                                                                               ============

                                         Loss per common share                                 ($     0.164)
                                                                                               ============

                                         Loss per common share - assuming
                                          dilution                                             ($     0.057)
                                                                                               ============

                                                                Optivision, Inc.

                                                   Notes to Financial Statements
                                                                     (Continued)
--------------------------------------------------------------------------------

Note 10     Stock Option Plans           The Company has two stock option plans,
                                         the 1987 Stock Option Plan (the "1987
                                         Plan") and the 1997 Stock Option Plan
                                         (the "1997 Plan"). The 1997 Plan will
                                         supercede the 1987 Plan such that no
                                         future grants will be made under the
                                         1987 Plan. As of April 30, 2000, the
                                         Board of Directors had authorized an
                                         aggregate of 8,232,730 shares of common
                                         stock to be reserved for options to be
                                         granted under the 1997 plan for the
                                         grant of both incentive stock options
                                         ("ISOs") and nonstatutory stock options
                                         ("NSOs"). On May 25, 2000 the Board of
                                         Directors approved increases in the
                                         number of authorized shares under the
                                         1997 Plan from 8,232,730 to 45,000,000.
                                         The 1997 plan specifies that the
                                         exercise price of ISOs will not be less
                                         than 100% (110% for 10% stockholder) of
                                         fair market value on the date of grant
                                         and that the exercise price of NSOs
                                         will not be less than 85% (110% for a
                                         10% stockholder) of fair market value
                                         on the date of grant. The fair value of
                                         the Company's common stock is
                                         determined by the Board of Directors.
                                         Options granted under the 1997 Plan
                                         generally expire ten years from the
                                         date of grant (five years for a 10%
                                         stockholder), and vest over five years.

                                         Stock option activity under the Plans
                                         is as follows:

                                                                                             Weighted
                                                                           Number of          Average
                                                                            Shares         Exercise Price

                                         Balance, April 30, 2000            5,202,146          $.19

                                         Granted                           33,257,900           .05
                                         Exercised                            (22,428)          .14
                                         Canceled                            (175,262)          .17
                                                                           ----------          ----

                                         Balance, December 31, 2000        38,262,356          $.06
                                                                           ==========          ====

                                                                Optivision, Inc.

                                                   Notes to Financial Statements
                                                                     (Continued)
--------------------------------------------------------------------------------

Note 10         Stock Option Plans       The following table summarizes
                (Continued)              information about stock options
                                         outstanding at December 31, 2000:

                                     Options Outstanding             Options Exercisable
                            --------------------------------------  ---------------------
                                            Weighted
                                             Average      Weighted               Weighted
                                            Remaining     Average                Average
                              Number       Contractual    Exercise    Number     Exercise
Range of Exercise Prices    Outstanding  Life (in years)   Price    Exercisable   Price
------------------------------------------------------------------------------------------
$0.0375 - $0.40              38,262,356        9.27          $.06    16,098,823    $.07


                                         At December 31, 2000, based on the
                                         financial conditions of the Company, no
                                         value is assigned to these options.

                                         As of December 31, 2000 the Company had
                                         reserved the following shares
                                         authorized but unissued common stock:

                                                                          December 31,
                                                                              2000
                                         Stock options outstanding and
                                          available to be granted           44,977,572


Note 11     Warrants                     As part of a financing agreement, the
                                         Company issued 12,500,000 warrants to
                                         purchase common stock at a price of
                                         $0.225 - $0.425 per share. An
                                         additional 1,000,000 warrants were
                                         issued to a vendor with a purchase
                                         price of $0.30 per share.


                                         Weighted    Weighted                  Weighted
                                          Average     Average                   Average
                              Number     Remaining  Exercisable    Number     Exercisable
Range of Exercise Prices    Outstanding    Life        Price     Exercisable     Price
-----------------------------------------------------------------------------------------
$0.2250 - $0.425             13,500,000     2.645      $0.268     13,500,000     $0.268


                                                                Optivision, Inc.

                                                   Notes to Financial Statements
                                                                     (Continued)
--------------------------------------------------------------------------------

Note 12     Employee Benefits            The Company maintains a Profit Sharing
                                         and 401(k) plan (the "Plan"). Under the
                                         Profit sharing portion of the Plan, the
                                         Company may contribute a discretionary
                                         5% to those employees meeting minimum
                                         age and length of service requirements.

                                         Employees may make pre-tax
                                         contributions in amounts from 2% to 15%
                                         of compensation up to a pre-determined
                                         limit each year. The Company made no
                                         matching contributions during the eight
                                         months ended December 31, 2000.

Note 13     Concentration of Credit      The Company has identified its
            Risk                         financial instruments which are
                                         potentially subject to credit risk.
                                         These financial instruments consist
                                         principally of cash and cash
                                         equivalents and receivables.

                                         During the year, the Company had
                                         significant operating cash and cash
                                         equivalents in excess of the federally
                                         insured limits.

Note 14     Income Taxes                 The Company accounts for income taxes
                                         in accordance with SFAS No. 109,
                                         "Accounting for Income Taxes." This
                                         statement provides for an asset and
                                         liability approach under which deferred
                                         income taxes are provided based upon
                                         enacted tax laws and rates applicable
                                         to the periods in which the taxes
                                         become payable.

                                         The net deferred income tax asset
                                         consist of the following:

                                         Deferred income tax assets from:
                                          Federal net operating loss carryforwards      $ 4,290,000
                                          State net operating loss carryforwards            940,000
                                          Cumulative net temporary differences             (176,000)
                                                                                        -----------

                                                                                          5,054,000

                                         Valuation allowance                             (5,054,000)
                                                                                        -----------

                                         Net deferred income tax assets                 $         0
                                                                                        ===========

                                                                Optivision, Inc.

                                                   Notes to Financial Statements
                                                                     (Continued)
--------------------------------------------------------------------------------

Note 14     Income Taxes (Continued)     Net operating loss carryforwards at
                                         December 31, 2000 were approximately
                                         $12,616,000 for Federal income tax
                                         purpose and $10,643,000 for state
                                         income tax purposes. The net operating
                                         loss carryforwards expire on various
                                         dates through the year 2020. The
                                         Internal Revenue Code contains
                                         provisions which may limit the net
                                         operating loss carryforwards to be used
                                         in any given year upon the occurrence
                                         of certain events, including a
                                         significant change in ownership
                                         interest. The Company believes
                                         sufficient uncertainty exists regarding
                                         the reliability of the net operating
                                         loss carryforwards and other timing
                                         difference at December 31, 2000.
                                         Accordingly, a valuation allowance has
                                         been provided for the entire amount
                                         related thereto.

Independent Auditors' Report on Supplemental Information


BOARD OF DIRECTORS
Optivision, Inc.
Palo Alto, California

Our report on our audit of the basic financial statements of Optivision, Inc. for the eight months ended December 31, 2000 appears on page 1. That audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information presented on pages 21 through 22 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information, except for that portion marked "unaudited," on which we express no opinion, has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, such information is fairly stated in all material respects in relation to the basic financial statements taken as a whole.



February 23, 2001 (except for Note 3 as to which the date is
                March 30, 2001)

                                                               /s/ Hood & Strong

                                                                Optivision, Inc.

                                                         Statement of Operations

--------------------------------------------------------------------------------

                                                                                            (Unaudited)
For the Period Ended December 31,                          2000                                 1999
----------------------------------------------------------------------------------------------------------------
Sales                                                $     2,300,334                         $        4,653,648

Cost of Goods Sold                                         1,628,541                                  2,039,443
----------------------------------------------------------------------------------------------------------------

         Gross margin                                        671,793                                  2,614,205

Operating Expenses
     Research and development                              1,305,320                                  1,380,983
     Sales and marketing                                   1,682,571                                  1,735,762
     General and administrative                            1,324,102                                    904,204
----------------------------------------------------------------------------------------------------------------

                                                           4,311,993                                  4,020,949
----------------------------------------------------------------------------------------------------------------

            Loss from operations                          (3,640,200)                                (1,406,744)

Other Income (Expense)
     Interest expense, net                                  (271,888)                                  (147,978)
     Other, net                                                3,990                                     70,668
----------------------------------------------------------------------------------------------------------------

             Total other (expense)                          (267,898)                                   (77,310)
----------------------------------------------------------------------------------------------------------------

            Net loss                                      (3,908,098)                                (1,484,054)
----------------------------------------------------------------------------------------------------------------

Accumulated Deficit, April 30                            (10,299,006)                                (7,304,763)
----------------------------------------------------------------------------------------------------------------

Accumulated Deficit, December 31                     $   (14,207,104)                        $       (8,788,817)
----------------------------------------------------------------------------------------------------------------

                                                                Optivision, Inc.
                                                         Statement of Cash Flows

==========================================================================================
                                                                              (Unaudited)
For the Eight Months Ended December 31,                        2000              1999
-------------------------------------------------------------------------------------------
Cash Flows from Operating Activities:
  Net loss                                                 $(3,908,098)      $(1,484,054)
  Adjustments to reconcile net loss to
    net cash provided by (used in)
    operating activities:
     Depreciation and amortization                             330,291           404,876
     Provision for doubtful accounts                           (17,275)           65,360
     Provision for excess and obsolete inventories              99,300            85,930
  Decrease (increase) in accounts receivable                    85,718           819,060
  Decrease (increase) in inventories                          (570,181)           80,343
  Decrease (increase) in prepaid expenses and other assets      52,221            29,642
  Decrease (increase) in deposits                               (8,380)            3,450
  Increase in accounts payable                                 170,526           102,791
  Increase in accrued liabilities                              348,937           204,470
  Increase (decrease) in deferred revenue                      (44,227)          (52,384)
  Decrease in deferred rent                                    (38,350)          (19,441)
                                                           -----------       -----------
       Net cash provided by (used in) operating activities  (3,499,518)          240,043
                                                           -----------       -----------
Cash Flows from Investing Activities:
  Purchases of property and equipment                          (68,967)
                                                           -----------       -----------
       Net cash used in investing activities                   (68,967)
                                                           -----------       -----------
Cash Flows from Financing Activities:
  Borrowings from stockholders                                 895,000           210,000
  Proceeds from financing obligations collateralized
    by accounts receivable                                     736,496         1,425,698
  Payments on financing obligations collateralized
    by accounts receivable                                    (560,704)       (1,577,309)
  Conversion of preferred stock to common stock
  Proceeds from issuance of common stock                         2,083            14,566
  Proceeds from notes payable                                  (85,646)
  Borrowings from convertible debt                           2,800,000          (134,319)
  Bank overdraft                                               (65,925)          (70,870)
                                                           -----------       -----------
      Net cash provided by (used in) financing activities    3,721,304          (132,234)
                                                           -----------       -----------
      Net increase in cash                                     152,819           107,809

Cash and Cash Equivalents, beginning of year                    61,947           192,462
                                                           -----------       -----------
Cash and Cash Equivalents, end of period                   $   214,766       $   300,271
                                                           -----------       -----------
Supplemental Disclosures of Cash Flow Information:
  Income taxes paid                                        $       800

  Cash paid for interest                                   $   107,135       $   120,726
                                                           -----------       -----------
Supplemental Disclosures of Non-Cash Flow Information:
  Debt issue costs included in accounts payable            $   140,000
  Preferred stock-common stock conversion                  $ 6,033,241
                                                           -----------       -----------
  Shareholder debt-common stock conversion                 $   500,000
                                                           -----------       -----------

Independent Auditors' Report



BOARD OF DIRECTORS
Optivision, Inc.
Palo Alto, California

We have audited the accompanying balance sheets of Optivision, Inc. as of April 30, 2000 and 1999, and the related statements of operations, stockholders' deficit, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Optivision, Inc. as of April 30, 2000 and 1999, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has incurred a net loss of $2,994,243 in the year ended April 30, 2000 and has a stockholders' deficit of $3,784,712 and a working capital deficit of $4,516,675 at April 30, 2000. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


                                                     /s/ Hood & Strong LLP



September 21, 2000

                                                                Optivision, Inc.

                                                                   Balance Sheet

================================================================================

April 30,                                                                        2000                     1999
------------------------------------------------------------------------------------------------------------------
Assets

Current Assets:

     Cash                                                                   $     61,947              $   192,462
     Accounts receivable, net of allowance for doubtful
      accounts of $280,000 and $200,000 for 2000 and 1999,
      respectively                                                               708,831                1,823,421
     Inventories                                                                 635,768                  835,927
     Prepaid expenses and other                                                   97,001                  149,992
------------------------------------------------------------------------------------------------------------------

                  Total current assets                                         1,503,547                3,001,802
------------------------------------------------------------------------------------------------------------------

Property and Equipment

     Machinery and equipment                                                   2,041,713                2,050,193
     Demonstration equipment                                                     438,377                  441,709
     Furniture and fixtures                                                      532,965                  534,632
     Leasehold improvements                                                      351,565                  351,565
------------------------------------------------------------------------------------------------------------------

                                                                               3,364,620                3,378,099

     Less:  Accumulated depreciation and amortization                         (2,717,094)               (2,134,586)
------------------------------------------------------------------------------------------------------------------

                  Property and equipment, net                                    647,526                1,243,513
------------------------------------------------------------------------------------------------------------------

Deposits                                                                          84,890                   89,903
------------------------------------------------------------------------------------------------------------------

                                                                            $  2,235,963              $ 4,335,218
==================================================================================================================

Liabilities and Stockholders' (Deficit)

Current Liabilities:

     Bank overdraft                                                         $     65,925              $    70,870
     Notes payable                                                               168,688                  329,420
     Financing obligations collateralized by accounts receivable                 962,806                1,268,161
     Stockholders' notes payable                                               1,177,197
     Accounts payable - moratorium                                             1,675,673                1,675,673
     Accounts payable - other                                                    458,282                  261,364
     Deferred rent                                                               237,545                  266,706
     Capital lease obligations, current portion                                   15,787                   36,730
     Accrued liabilities                                                       1,166,273                  918,109
     Deferred revenue                                                             92,046                  171,290
------------------------------------------------------------------------------------------------------------------

                  Total current liabilities                                    6,020,222                4,998,323

Long-Term Liabilities:

     Stockholders' notes payable                                                                          140,000
     Capital lease obligations, net of current portion                               453                   16,240
------------------------------------------------------------------------------------------------------------------

                  Total liabilities                                            6,020,675                5,154,563
------------------------------------------------------------------------------------------------------------------

Stockholders' (Deficit):

     Convertible preferred stock, no par value, aggregate
       liquidation preference of $11,133,240:                                  6,033,241                6,033,241
        Authorized - 3,100,730 shares
        Outstanding - 3,100,730 shares

     Common stock, no par value:
        Authorized - 40,000,000 shares and 20,000,000
        shares in 2000 and 1999, respectively Outstanding -
        9,037,758 shares and 8,894,091 shares
        in 2000 and 1999, respectively                                           481,053                  452,177
     Accumulated deficit                                                      (10,299,006)              (7,304,763)
------------------------------------------------------------------------------------------------------------------

                  Total stockholders' deficit                                 (3,784,712)                (819,345)
------------------------------------------------------------------------------------------------------------------

                  Total liabilities and stockholder's deficit               $  2,235,963              $ 4,335,218
==================================================================================================================

              The accompanying notes are an integral part of this statement.

                                                                Optivision, Inc.

                                                         Statement of Operations

================================================================================

For the Years Ended April 30,                                             2000                          1999
-----------------------------------------------------------------------------------------------------------------
Sales                                                               $   5,927,405                  $  13,040,954

Cost of Goods Sold                                                      2,785,986                      5,606,518
-----------------------------------------------------------------------------------------------------------------

         Gross margin                                                   3,141,419                      7,434,436

Operating Expenses

     Research and development                                           1,845,862                      2,810,609
     Sales and marketing                                                2,682,633                      3,940,049
     General and administrative                                         1,481,422                      1,174,338
-----------------------------------------------------------------------------------------------------------------

                                                                        6,009,917                      7,924,996
-----------------------------------------------------------------------------------------------------------------

            Loss from operations                                       (2,868,498)                      (490,560)

Other Income (Expense)

     Interest expense, net                                               (262,528)                      (386,510)
     Other, net                                                           136,783                        (26,374)
-----------------------------------------------------------------------------------------------------------------

             Total other (expense)                                       (125,745)                      (412,884)
-----------------------------------------------------------------------------------------------------------------

            Net loss                                                $  (2,994,243)                 $    (903,444)
=================================================================================================================

      The accompanying notes are an integral part of this statement.

                               Optivision, Inc.

                      Statement of Stockholders' Deficit

================================================================================

For the Years Ended April 30, 2000 and 1999
---------------------------------------------------------------------------------------------------------------------------------

                                                Convertible
                                              Preferred Stock                Common Stock                            Total
                                         -----------------------------------------------------    Accumulated     Stockholders'
                                           Shares         Amount         Shares        Amount        Deficit     Equity (Deficit)
=================================================================================================================================
Balance, April 30, 1998                  3,100,730     $ 6,033,241     8,591,990    $  395,082   $ (6,401,319)   $      27,004

  Exercise of common stock options                                       302,101        57,095                          57,095

  Net loss                                                                                           (903,444)        (903,444)
---------------------------------------------------------------------------------------------------------------------------------
Balance, April 30, 1999                  3,100,730       6,033,241     8,894,091       452,177     (7,304,763)        (819,345)

  Exercise of stock options                                              143,667        28,876                          28,876

  Net loss                                                                                         (2,994,243)      (2,994,243)
---------------------------------------------------------------------------------------------------------------------------------

Balance, April 30, 2000                  3,100,730     $ 6,033,241     9,037,758    $  481,053   $(10,299,006)   $  (3,784,712)
=================================================================================================================================

        The accompanying notes are an integral part of this statement.

                                                                Optivision, Inc.

                                                         Statement of Cash Flows

================================================================================

For the Years Ended April 30,                                                                 2000                      1999
------------------------------------------------------------------------------------------------------------------------------
Cash Flows from Operating Activities:
      Net loss                                                                         $   (2,994,243)           $    (903,444)
      Adjustments to reconcile net loss to
        net cash used in operating activities:
           Depreciation and amortization                                                      597,100                  655,019
           Loss on disposal of equipment                                                        3,443                   21,886
           Provision for doubtful accounts                                                     80,000                 (308,000)
           Provision for excess and obsolete inventories                                     (320,000)                (225,756)
      Decrease in accounts receivable                                                       1,034,590                1,327,895
      Decrease in inventories                                                                 520,159                  171,160
      Decrease (increase) in prepaid expenses and other assets                                 52,991                  (11,445)
      Decrease (increase) in deposits                                                           5,013                  (89,903)
      Increase in accounts payable                                                            196,918                  515,583
      Increase (decrease) in accrued liabilities                                              248,164                 (784,592)
      Decrease in deferred revenue                                                            (79,244)                 (27,545)
      Decrease in deferred rent                                                               (29,161)                (661,093)
------------------------------------------------------------------------------------------------------------------------------

                            Net cash used in operating activities                            (684,270)                (320,235)
------------------------------------------------------------------------------------------------------------------------------

Cash Flows from Investing Activities:
      Purchases of property and equipment                                                      (4,556)                (218,584)
------------------------------------------------------------------------------------------------------------------------------

                            Net cash used in investing activities                              (4,556)                (218,584)
------------------------------------------------------------------------------------------------------------------------------

Cash Flows from Financing Activities:
      Borrowings from stockholders                                                          1,037,197                  140,000
      Proceeds from financing obligations collateralized by accounts receivable             1,755,666                2,262,146
      Payments on financing obligations collateralized by accounts receivable              (2,061,021)                (993,985)
      Proceeds from issuance of common stock                                                   28,876                   57,095
      Payment on notes payable                                                               (197,462)              (1,410,290)
      Payments on line of credit                                                                                      (461,879)
      Bank overdraft                                                                           (4,945)                  70,870
------------------------------------------------------------------------------------------------------------------------------

                            Net cash provided by (used in) financing activities               558,311                 (336,043)
------------------------------------------------------------------------------------------------------------------------------

                            Net decrease in cash                                             (130,515)                (874,862)

Cash and Cash Equivalents, beginning of year                                                  192,462                1,067,324
------------------------------------------------------------------------------------------------------------------------------

Cash and Cash Equivalents, end of year                                                 $       61,947            $     192,462
==============================================================================================================================

Supplemental Disclosures of Cash Flow Information:

      Cash paid for interest                                                           $      221,327            $     386,510
==============================================================================================================================

      Cash paid for income taxes                                                                                 $         800
==============================================================================================================================

              The accompanying notes are an integral part of this statement.

                                                                Optivision, Inc.

                                                   Notes to Financial Statements

================================================================================

Note 1      Description of Company           Optivision, Inc. (the "Company"), a
                                             California corporation, develops,
                                             manufactures and delivers networked
                                             streaming video solutions for high
                                             quality video creation, management
                                             and distribution. The Company's
                                             network video products are
                                             distributed worldwide both directly
                                             and through leading industry
                                             partners.

                                             Optivision's products are used in
                                             diverse applications such as
                                             distance learning, corporate
                                             training, video courier services,
                                             telemedicine, surveillance and
                                             visual collaboration.

                                             The Company is subject to a number
                                             of business risks affecting
                                             companies at a similar stage of
                                             development, including competition
                                             from companies with greater
                                             resources and alternative
                                             technologies, the ability to obtain
                                             financing to fund future
                                             operations, dependence on new
                                             product introductions in a rapidly
                                             changing technological environment,
                                             dependence on a limited number of
                                             customers, dependence on key
                                             employees and the ability to
                                             attract and retain additional
                                             qualified personnel.

                                             The accompanying financial
                                             statements have been prepared
                                             assuming that the Company will
                                             continue as a going concern. The
                                             Company incurred a net loss of
                                             $2,994,243 for the year ended April
                                             30, 2000 and $903,444 for 1999, and
                                             has a working capital deficit of
                                             $4,516,675 for April 30, 2000 and
                                             $1,996,521 for 1999. These factors
                                             raise substantial doubt about the
                                             Company's ability to continue as a
                                             going concern. The Company has
                                             funding plans that include raising
                                             additional financing from third
                                             parties and negotiating a line of
                                             credit with a bank. Subsequent to
                                             April 30, 2000, the Company reached
                                             a tentative agreement with
                                             creditors that will reduce the
                                             amount of outstanding obligations,
                                             a stockholder converted a loan into
                                             common stock investment and the
                                             Company entered a merger
                                             arrangement that will provide some
                                             funding for operations and payments
                                             of obligations (see Note 3). There
                                             is no assurance that the Company
                                             will be able to achieve successful
                                             operations, obtain sufficient
                                             financing or obtain a line of
                                             credit. The accompanying financial
                                             statements do not include any
                                             adjustments that might result from
                                             the outcome of these uncertainties.

                                                                Optivision, Inc.

                                                   Notes to Financial Statements
                                                                     (Continued)

================================================================================

Note 2         Summary of Significant        Use of Estimates in the Preparation
               Accounting Policies           of Financial Statements

                                             The preparation of financial
                                             statements in conformity with
                                             generally accepted accounting
                                             principles requires management to
                                             make estimates and assumptions that
                                             affect the reported amounts of
                                             assets and liabilities and
                                             disclosure of contingent assets and
                                             liabilities at the date of the
                                             financial statements and the
                                             reported amounts of revenues and
                                             expenses during the period. The
                                             Company has made an estimate of
                                             additional costs related to
                                             disallowable items that may arise
                                             from the completion of certain
                                             audits of the Company's Small
                                             Business Innovation Research
                                             ("SBIR") grants. Due to the
                                             uncertainty related to the ultimate
                                             outcome of the audits, the estimate
                                             of additional costs is subject to
                                             change and actual results could be
                                             materially different from this
                                             estimate.

                                             Stock-Based Compensation

                                             The Financial Accounting Standards
                                             Board issued Statement of Financial
                                             Accounting Standards ("SFAS") No.
                                             123, "Accounting for Stock-Based
                                             Compensation," in October 1995.
                                             SFAS No. 123 permits the use of
                                             either a fair value based method or
                                             the method defined in Accounting
                                             Principles Board ("APB") Opinion
                                             25, "Accounting for Stock Issued to
                                             Employees," to account for
                                             stock-based compensation
                                             arrangements. Companies that elect
                                             to employ the valuation method
                                             provided in APB No. 25 are required
                                             to disclose the pro forma net
                                             income (loss) that would have
                                             resulted from the use of the fair
                                             value based method. The Company has
                                             elected to continue to determine
                                             the value of stock-based
                                             compensation arrangements under the
                                             provisions of APB No. 25 and,
                                             accordingly, it has included the
                                             pro forma disclosures required
                                             under SFAS No. 123 in Note 10.

                                             Cash and Cash Equivalents

                                             For the purpose of the balance
                                             sheet and the statement of cash
                                             flows, the Company considers all
                                             highly liquid investments purchased
                                             with an original maturity of three
                                             months or less to be cash
                                             equivalents. As of April 30, 2000
                                             and 1999, the Company's cash and
                                             cash equivalents consist of
                                             checking and savings accounts.

                                                                Optivision, Inc.

                                                   Notes to Financial Statements
                                                                     (Continued)

================================================================================

Note 2         Summary of Significant        Inventories
               Accounting Policies
               (Continued)                   Inventories are stated at the lower
                                             of cost (first-in, first-out) or
                                             market. Provision has been made to
                                             reduce obsolete inventories to
                                             their net realizable value.
                                             Inventories contain components and
                                             assemblies in excess of the
                                             Company's current estimated
                                             requirements and these were
                                             reserved for at April 30, 2000 and
                                             1999. Due to competitive and market
                                             pressures, it is reasonably
                                             possible that these estimates could
                                             change in the future. Inventories
                                             consist of the following:

                                                                                         2000               1999
                                           Raw materials                           $    206,551       $    438,588
                                           Work-in-process                              470,710            398,796
                                           Finished goods                                                   27,695
                                           Demonstration inventory                        8,507            340,848
                                           -----------------------------------------------------------------------

                                                                                        685,768          1,205,927
                                           Reserve for inventory obsolescence
                                            and demonstration inventory
                                             refurbishing costs                   (      50,000)     (     370,000)
                                           -----------------------------------------------------------------------

                                                                                   $    635,768       $    835,927
                                           =======================================================================


                                             Certain of the Company's products
                                             contain components that are
                                             supplied by a limited number of
                                             third parties. While the Company
                                             has an inventory of these
                                             components, any significant
                                             prolonged shortage of these
                                             components, or the failure of these
                                             supplies to maintain or enhance
                                             these components could materially
                                             adversely affect the Company's
                                             results of operations.

                                             Property and Equipment

                                             Property and equipment are stated
                                             at cost. Depreciation and
                                             amortization are computed using the
                                             straight-line method over the
                                             estimated lives of the assets,
                                             which range from two to seven
                                             years. Amortization of leasehold
                                             improvements is provided on the
                                             straight-line basis over the lesser
                                             of the lease term or the estimated
                                             useful lives of the assets.

                                                                Optivision, Inc.

                                                   Notes to Financial Statements
                                                                     (Continued)

================================================================================

Note 2         Summary of Significant        Revenue Recognition
               Accounting Policies
               (Continued)                   Revenues are generated from either
                                             the sale of the Company's products
                                             to value added resellers, original
                                             equipment manufacturers and end
                                             users or under U.S. Government SBIR
                                             development contracts. Revenues
                                             from the sale of the Company's
                                             services consist of contract
                                             revenues under fixed price and
                                             cost-plus-fixed-fee U.S. Government
                                             SBIR program research contracts.
                                             Contract revenues are recognized as
                                             costs are incurred for these
                                             contracts. The Company recognizes
                                             revenue from warrant contracts on a
                                             straight-line basis over the
                                             contractual period of the warranty.

                                             Risks Due to Concentration of
                                             Significant Customers

                                             During the fiscal year ended April
                                             30, 2000 and 1999, two customers
                                             accounted for 22% and 31% of net
                                             revenues. As of April 30, 2000 and
                                             1999 approximately 33% and 48% of
                                             accounts receivable were
                                             concentrated with three customers.
                                             To reduce credit risk relating to
                                             all customers, the Company performs
                                             ongoing credit evaluations of
                                             customers' financial conditions and
                                             limits the amount of credit
                                             extended when considered necessary,
                                             but generally requires no
                                             collateral on product sales. The
                                             Company maintains allowances for
                                             sales returns, estimated bad debt
                                             losses, and for unallowable costs
                                             on government grants to address
                                             potential undetected credit risks.

                                             Software Development Costs

                                             SFAS No. 86, "Accounting for the
                                             Costs of Computer Software to be
                                             Sold, Leased or Otherwise
                                             Marketed," requires the
                                             capitalization of certain computer
                                             software development costs incurred
                                             after technological feasibility is
                                             established. Amounts qualifying for
                                             capitalization under this statement
                                             are immaterial and have not been
                                             capitalized to date.

                                                                Optivision, Inc.

                                                   Notes to Financial Statements
                                                                     (Continued)

================================================================================

Note 2         Summary of Significant        Comprehensive Income Reporting
               Accounting Policies:
               (Continued)                   In June 1997, the Financial
                                             Accounting Standards Board issued
                                             SFAS No. 130, "Reporting
                                             Comprehensive Income," which
                                             established standards for reporting
                                             and presentation of comprehensive
                                             income. SFAS No. 130, which was
                                             adopted by the Company in 1999,
                                             requires companies to report a new
                                             measurement of income.
                                             "Comprehensive Income" is to
                                             include foreign currency
                                             translation gains and losses and
                                             other unrealized gains and losses
                                             that have historically been
                                             excluded from net income and
                                             instead in equity. SFAS No. 130
                                             does not have a material impact on
                                             its financial statements.


Note 3         Subsequent Events             On May 22, 2000 a proposal by the
                                             Company was accepted by the
                                             Creditors' Committee of Optivision,
                                             Inc. that would settle outstanding
                                             obligations shown on the balance
                                             sheet as "Accounts payable -
                                             moratorium" at a rate of 35 cents
                                             per dollar assuming payment of
                                             $100,000 by June 30, 2000 and
                                             $470,000 by September 30, 2000. The
                                             Company submitted payment of
                                             $100,000 by September 19, 2000.
                                             Ratification by creditors holding
                                             at least 80% of such outstanding
                                             obligations is pending that would
                                             make the proposal effective.

                                             On May 25, 2000 one of the
                                             Company's shareholders and officers
                                             converted $500,000 of a loan to the
                                             Company (see Note 6) plus accrued
                                             interest into 13,333,000 shares of
                                             common stock at a per share rate of
                                             .0375. The Company also increased
                                             the number of authorized shares of
                                             common stock to 100,000,000.
                                             Finally, all outstanding preferred
                                             shares were converted into common
                                             stock shares at a rate of 1:1.

                                                                Optivision, Inc.

                                                   Notes to Financial Statements
                                                                     (Continued)

================================================================================

Note 3    Subsequent Events (Continued)      On September 11, 2000 the Company
                                             agreed to a plan of merger. Under
                                             this agreement the Company will
                                             merge with Amnis Systems Inc. and
                                             ASI Acquisition, Inc. All existing
                                             shareholders of Optivision will
                                             receive .1 share of Amnis Systems
                                             Inc. for each share of common stock
                                             upon the close of the merger
                                             (expected date of close is November
                                             1, 2000). Thereafter, all existing
                                             shares of the Company will cease to
                                             be outstanding and will be canceled
                                             and retired. All existing stock
                                             options outstanding at the time of
                                             closing will be converted into
                                             options to acquire Amnis Systems,
                                             Inc. stock in the same ratio as the
                                             current shareholders exchange (.1
                                             share of Amnis for every 1 share of
                                             existing option). All existing
                                             warrant holders will have similar
                                             rights to Amnis Systems Inc. in
                                             the same ratio as mentioned above.
                                             Current shareholders of the Company
                                             can exercise appraisal rights prior
                                             to the merger closing and be paid
                                             for their shares at the appraisal
                                             value of their shares in lieu of
                                             participating in this merger.

                                             Upon completion of the merger,
                                             Optivision will become a
                                             wholly-owned subsidiary of Amnis
                                             Systems Inc.

                                             Related to this merger is an
                                             arrangement to obtain $2,000,000 in
                                             a convertible loan and warrant
                                             financing and, subject to
                                             completion of the merger, up to
                                             $5,000,000 further in new equity
                                             financing.

Note 4     Accounts Receivable Financing     In October, 1998, the Company
                                             entered a financing arrangement
                                             with Pacific Business Funding
                                             whereby funds were provided to the
                                             Company in exchange for factoring
                                             accounts receivable. Funding was
                                             based on 80% of qualified
                                             receivables. The Company is liable
                                             for any uncollected receivables. As
                                             of April 30, 2000 and 1999
                                             uncollected receivables subject to
                                             this agreement were $962,806 and
                                             $1,268,161, respectively. These
                                             amounts are included on the balance
                                             sheet as "Financing obligations
                                             collateralized by account
                                             receivable".

                                                                Optivision, Inc.

                                                   Notes to Financial Statements
                                                                     (Continued)

================================================================================

Note 5    Notes Payable            In prior years, the Company obtained
                                   equipment financing lines of $2,000,000 and $1,000,000, respectively, through Venture
                                   Lending and Leasing, Inc. The full amount under both equipment financing lines was drawn down by the Company under two notes, one note for $2,000,000 and a second note for $1,000,000 (collectively, the "Notes"). The
                                   Notes are secured by equipment, fixtures and records and contain certain covenants. The covenants include the requirement that the Company maintain compliance with the covenants included in the Company's revolving line of credit The Company was not in compliance with the covenants contained in the revolving line of credit, and therefore the Notes are due on demand and have been reflected as a currently liability in the accompanying financial statements. Based on the borrowing rates currently available to the Company, the carrying amount of the notes payable approximates their fair value.


Note 6    Stockholders' Notes      Certain stockholders loaned the Company funds
          Payable                  beginning in April, 1999 and through April
                                   30, 2000. These loans were all due in one year and included interest rates of 10%.

Note 7    Commitments and          Lease Commitments
          Contingencies
                                   The Company leases equipment, as well as office and manufacturing space, under non-cancelable capital and operating leases, which expire on various dates through October
                                   2003. The lease agreement for one of the Company's office facilities provides for scheduled rent increases throughout the life of the lease. Rent expense under this agreement is being recognized on a straight-line basis over the term of the lease.
                                   The difference between the amounts paid and the amounts expensed for accounting purposes on the straight-line basis is classified as deferred rent in the accompanying balance sheet. Rental expense was approximately
                                   $1,342,000 and $1,219,000 for the years ended
                                   April 30, 2000 and 1999.

                                                                Optivision, Inc.

                                                   Notes to Financial Statements
                                                                     (Continued)

================================================================================

Note 7    Commitments and          Lease Commitments (Continued)
          Contingencies
          (Continued)              Minimum rental payments under these leases
                                   are as follows:

                                                                        Capital     Operating
                                                                        ----------------------
                                   2001                                 $ 17,163    $  951,674
                                   2002                                      453       989,741
                                   2003                                              1,029,331
                                   2004                                                524,757
                                   -----------------------------------------------------------

                                   Future minimum lease
                                    payment                               17,616    $3,495,503
                                                                                    ----------

                                   Less amount representing
                                    interest (8% to 24%)                 ( 1,376)
                                                                        --------
                                    Present value of future minimum
                                     lease payments                     $ 16,240
                                                                        --------

                                   The Company subleased a portion of its leased facilities under an operating lease that is scheduled to expire December 31, 2000. Sublease income for the years ended April 30, 2000 and 1999 was $984,107 and $328,036.

                                   Provision for Contract Costs

                                   As of April 30, 2000 and 1999, the Company has accrued a provision for contract costs of $116,688 and $119,146, respectively. The Company's SBIR contracts are subject to audit by the Defense Contract Audit Association ("DCAA") with respect to claims made by the Company under the SBIR contracts. The Company has made an estimate of the costs of disallowable items under the SBIR contracts that is based on management's best estimate of the ultimate settlement and management's review of the Company's claims and the regulations covering allowable items under SBIR contracts. Should the final settlement with the DCAA result in a significantly different liability from that accrued, the Company's business operating results and financial condition could be materially and adversely affected.

                                                                Optivision, Inc.

                                                   Notes to Financial Statements
                                                                     (Continued)

================================================================================

Note 7    Commitments and          Guarantee to Federal Government for Contracts
          Contingencies            Assigned to ONI
          (Continued)
                                   Certain government contracts were assigned to ONI as part of a spin-off during 1998. After the government has approved the assignment of contract to ONI, the Company as transferor, remains a guarantor of the successful completion of the contracts by ONI. As of April 30, 1998, the total contract value of contracts assigned to ONI, and subject to guarantee by the Company was $7,047,000. As of April 30, 2000 the Company has not determined which, if any, of these contracts have been closed and as a result, what is the amount of the reduced liability exposure.

Note 8    Common Stock             As of April 30, 2000 and 1999 the Company had
                                   reserved the following shares authorized but unissued common stock:

                                                                        2000         1999
                                   Conversion of Series A
                                    Preferred Stock                    100,730       100,730
                                   Conversion of Series B
                                    Preferred Stock                  3,000,000     3,000,000
                                   Stock options outstanding and
                                    available to be granted          8,475,935     5,341,778
                                   ---------------------------------------------------------

                                   Total shares                     11,576,665     8,442,508
                                   ---------------------------------------------------------

                                                                Optivision, Inc.

                                                   Notes to Financial Statements
                                                                     (Continued)

================================================================================

Note 9    Convertible Preferred    The Company has Series A convertible
          Stock                    preferred stock (Series A) and Series B
                                   convertible preferred stock (Series B). As of April 30, 2000 and 1999, Series A and Series
                                   B consist of the following, net of issuance of costs:

                                                                              2000          1999
                                   Series A:
                                      Authorized - 100,730 shares
                                      Outstanding - 100,730 shares;
                                       Liquidation preference of
                                        $33,240                            $   33,240    $   33,240

                                   Series B:
                                      Authorized - 3,000,000 shares
                                      Outstanding - 3,000,000 shares;
                                       Liquidation preference of
                                        $11,100,000                         6,000,000     6,000,000
                                   ----------------------------------------------------------------

                                                                           $6,033,241    $6,033,241
                                   ================================================================

                                   The rights, restrictions and preferences of the Series A and Series B convertible preferred stock are as follows:

                                   .  Each share of Series A and Series B is
                                      convertible, at the option of the
                                      shareholder, into one share of common
                                      stock, subject to adjustments to prevent dilution as provided in the stock agreements.

                                   . The holders of convertible preferred stock are entitled to the number of votes equal to the number of shares of common stock into which each share of convertible preferred stock could be converted.

                                   . The holders of Series B shall be entitled to elect two directors, and to remove from office such directors and fill any vacancy caused by the resignation, death or removal of such directors. The holders of Series A and common stock, voting as a class, shall be entitled to elect four directors.

                                   . Each share of Series A and Series B will automatically convert into common stock in the event of the closing of an underwritten public offering of the Company's common stock.

                                                                Optivision, Inc.

                                                   Notes to Financial Statements
                                                                     (Continued)

================================================================================

Note 9    Convertible Preferred    .  Each Series A preferred is entitled to
          Stock (Continued)           receive annual dividends at a rate of
                                      $0.0166 per Series A share when, and if, declared by the Board of Directors, prior to payment of dividends on common stock.
                                      Each Series B preferred shareholder is
                                      entitled to participate in all dividends, other than a dividend payable solely in shares of common stock, on a pro-rata basis with Series A or common stock shareholders based on the number of shares of common stock into which each share of Series B could be converted. Dividends are non-cumulative. No dividends have been declared through April 30, 2000 and 1999.

                                   . In the event of liquidation, dissolution or winding up of the affairs of the Company, the holders of Series A are entitled to receive $0.33 per Series A share plus any declared but unpaid dividends prior to any distribution to the holders of common stock. In the event of liquidation, dissolution of winding up of the Company, the holders of Series B are entitled to receive an amount equal to $2.00 multiplied by (1.25)/t/ (where t is the number of years elapsed from July 28,
                                      1995) for each share plus any declared or unpaid dividends prior to any distributions to the holders of Series A or common stock.


Note 10   Stock Option Plans       The Company has two stock option plans, the
                                   1987 Stock Option Plan (the "1987 Plan") and the 1997 Stock Option Plan (the "1997 Plan").
                                   The 1997 Plan will supercede the 1987 Plan such that no future grants will be made under the 1987 Plan. As of April 30, 1998, the
                                   Board of Directors had authorized an
                                   aggregate of 1,000,000 shares of common stock to be reserved for options to be granted under the 1997 plan for the grant of both incentive stock options ("ISOs") and nonstatutory stock options ("NSOs"). The
                                   Board of Directors approved an increase in the number of authorized shares under the 1997 Plan from 1,000,000 to 8,732,730. The
                                   1997 plan specifies that the exercise price of ISOs will not be less than 100% (110% for 10% stockholder) of fair market value on the date of grant and that the exercise price of NSOs will not be less than 85% (110% for a 10% stockholder) of fair market value on the date of grant. The fair value of the Company's common stock is determined by the Board of Directors. Options granted under the 1997 Plan generally expire ten years from the date of grant (five years for a 10% stockholder), and vest over five years.

                                                                Optivision, Inc.

                                                   Notes to Financial Statements
                                                                     (Continued)

================================================================================

Note 10        Stock Option Plans            Stock option activity under the
               (Continued)                   Plans is as follows:

                                                                                                       Weighted
                                                                                    Number of           Average
                                                                                     Shares         Exercise Price
                                           -------------------------------------------------------------------------
                                           Balance, April 30, 1998                   1,862,130           $.37

                                           Granted                                   4,361,363            .20
                                           Exercised                                  (302,101)           .20
                                           Canceled                                 (1,982,644)           .20
                                           -------------------------------------------------------------------------

                                           Balance, April 30, 1999                   3,938,748            .20

                                           Granted                                   3,300,015            .19
                                           Exercised                                  (143,667)           .20
                                           Canceled                                 (1,892,950)           .20
                                           -------------------------------------------------------------------------
                                           Balance, April 30, 2000                   5,202,146           $.19
                                           =========================================================================

                                             The following table summarizes
                                             information about stock options
                                             outstanding at April 30:

                                                     Options Outstanding                   Options Exercisable
                                    ------------------------------------------------   ---------------------------
                                                         Weighted
                                                          Average         Weighted                     Weighted
                                                         Remaining         Average                      Average
                                      Number            Contractual       Exercise        Number       Exercise
Range of Exercise Prices            Outstanding       Life (in years)       Price       Exercisable      Price
-------------------------------------------------------------------------------------------------------------------
     1999            $.20            3,938,748              9.47             $.20         791,701        $.20

     2000     $.05 - $.20            5,202,146              9.02             $.19       2,176,025        $.20

                                             At April 30, 2000, based on the
                                             financial conditions of the
                                             Company, no value is assigned to
                                             these options.

                                                                Optivision, Inc.

                                                   Notes to Financial Statements
                                                                     (Continued)

================================================================================

Note 11        Employee Benefits             The Company maintains a Profit
                                             Sharing and 401(k) plan (the
                                             "Plan"). Under the Profit sharing
                                             portion of the Plan, the Company
                                             may contribute a discretionary 5%
                                             to those employees meeting minimum
                                             age and length of service
                                             requirements.

                                             Employees may make pre-tax
                                             contributions in amounts from 2% to
                                             20% of compensation up to a
                                             pre-determined limit each year. The
                                             Company made no matching
                                             contributions during 2000 or 1999.

Note 12        Income Taxes                  The Company accounts for income
                                             taxes in accordance with SFAS No.
                                             109, "Accounting for Income Taxes."
                                             This statement provides for an
                                             asset and liability approach under
                                             which deferred income taxes are
                                             provided based upon enacted tax
                                             laws and rates applicable to the
                                             periods in which the taxes become
                                             payable.

                                             The net deferred income tax asset
                                             consist of the following:

                                             Deferred income tax assets from:
                                               Federal net operating loss carryforwards               $  3,194,869
                                               State net operating loss carryforwards                      694,176
                                               Cumulative net temporary differences                        194,114
                                             ----------------------------------------------------------------------
                                                                                                         4,083,159

                                             Valuation allowance                                      (  4,083,159)
                                             ----------------------------------------------------------------------

                                             Net deferred income tax assets                            $         0
                                             ======================================================================

                                             Net operating loss carryforwards at
                                             April 30, 2000 was approximately
                                             $9,128,000 for Federal income tax
                                             purpose and $7,850,000 for State
                                             income tax purposes. The net
                                             operating loss carryforwards expire
                                             on various dates through the year
                                             2012. The Internal Revenue Code
                                             contains provisions which may limit
                                             the net operating loss
                                             carryforwards to be used in any
                                             given year upon the occurrence of
                                             certain events, including a
                                             significant change in ownership
                                             interest. The Company believes
                                             sufficient uncertainty exists
                                             regarding the reliability of the
                                             net operating loss carryforwards
                                             and other timing difference at
                                             April 30, 2000. Accordingly, a
                                             valuation allowance has been
                                             provided for the entire amount
                                             related thereto.